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CORIXA CORPORATION

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Filed by Corixa Corporation pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934

Subject Company: Corixa Corporation
Commission File No.: 0-22891

On June 23, 2005, Corixa Corporation discussed the following presentation with Institutional Shareholder Services (“ISS”) in connection with a discussion regarding the proposed acquisition of Corixa by GlaxoSmithKline. This presentation includes dated material and was provided to ISS solely for background information about the status of Corixa's business prior to Corixa's entry into a definitive agreement with GSK with respect to the proposed transaction. The presentation has not been updated to reflect current events and should not be relied upon by any investor as reflective of Corixa's current business or business outlook.

cORIXA powering the immune system

Except for the historical information presented, certain matters discussed in this presentation are forward-looking statements. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made. They are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Such risks and uncertainties include risks associated with product discovery and development as well as risks detailed from time to time in the companies' public disclosure filings with the U.S. Securities and Exchange Commission (SEC), including its Quarterly Reports on Form 10-Q, copies of which are available from the company's investor relations department. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Forward Looking Statements

The Power of Corixa -- 2005 Focus on core expertise -- immunology-based products that regulate innate immune responses Vaccine adjuvants TLR4 agonists and antagonists Product development company with: Adjuvants powering three partner products currently available for sale Broad pipeline of product candidates Multiple late stage commercial opportunities Future commercial success sustained by aggressive partnering and product manufacturing

Corixa Product Pipeline Product Indication Phase I II III MPL/Fendrix Hepatitis B RC-529/SUPERVAX Hepatitis B MPL/Pollinex Quattro Allergy MPL/Cervarix HPV/Cervical Cancer MPL/Simplirix HSV MPL/Mosquirix Malaria MPL/Tb vaccine Tuberculosis MPL/ HER-2/neu vax Breast Cancer MPL/Prostate vax Prostate Cancer CRX-675 TLR4 Agonist Seasonal Allergic Rhinitis MPL/ BLP25 vax Non-small Cell Lung Cancer RC-529/HIV vaccine HIV APPROVED APPROVED APPROVED

2004 - Focus on Core Strengths Q4 2004 decision to focus on opportunities with greatest chance for near and long-term commercial success Sold entire interest in BEXXAR to GSK Includes rights licensed to GSK Canada, rights in EU and rights licensed to ANSTO GSK responsible for BEXXAR development, manufacturing, marketing and sales Corixa to receive Development milestones (approvals, etc.) Sales milestones Royalties on sales 50% of Zevalin royalties as per prior settlement with Biogen Idec

Discontinue further expenditures on radioimmunotherapy and cancer vaccines Business rationale for these decisions: BEXXAR is a great drug, but has yet to prove itself as a great product Current sales forecasts suggested continuing losses from Corixa's prior joint P/L relationship with GSK These losses were further compounded by a high level of clinical trial expense associated with post approval studies Corixa could not afford to continue to underwrite its share of these losses 2004 - Focus on Core Strengths

The Power of Corixa Vaccine Adjuvants TLR4 Agonists and Antagonists

Corixa's Adjuvant Business - MPL Multiple Licensees GSK (multiple indications) ATL (allergy vaccines) Wyeth Lederle (multiple indications) Biomira (cancer vaccines) Corixa revenue comes from: Manufacturing Royalties on MPL-containing product sales

MPL as a Vaccine Adjuvant GSK is a major driver of the business EU approved GSK's Hepatitis B vaccine Fendrix in February 2005 Multiple large market vaccines that have either completed or entered Phase III testing Proceeding to registration HPV/cervical cancer (Cervarix) HSV (Simplirix) Malaria Additional GSK programs for Tb, prostate cancer and breast cancer in clinical development

GSK's Fendrix = Engerix + MPL Greater Protection in Shorter Time

HPV Vaccines in Development Merck: HPV Vaccine GSK: Cervarix 16/18 serotypes included Focused Cervical Cancer Vaccine 6/11/16/18 serotypes included Mixed Cervical Cancer / Genital Warts Vaccine Adjuvant contains MPL Adjuvant: Alum

MPL Antibodies Alum 0 2000 4000 6000 Day 210 HPV-18 Higher Antibodies w/ MPL Adjuvant Day 210 GSK 6309 Alum 2511 HPV-16 MPL Alum Antibodies

Cervarix First Ever Demonstrated Efficacy Against Two High Risk HPV Types According to Protocol

Cervarix: no persistent infection in 560 vaccinated women Gardasil - one incident of persistent infection cited in Phase II evaluation of 226 women Suggests Cervarix may have more efficacious and durable effect, a key differentiation when establishing market share Two Phase III trials ongoing in 25,000 women One trial in collaboration with NCI Potential to prevent >70% of cervical cancers Universal Immunization of adolescent women Analysts estimate WW annual peak sales = $4 billion GSK filing for approval now planned in 2006 Cervarix GSK's "Best News in 2004"

Study in HSV 1-/2- women Vaccine Efficacy 80% 0 20 10 30 85 90 95 100 Vaccine Placebo Observed Duration (Months) Percentage without disease Simplirix Highly Effective Against HSV-1 and HSV-2 Genital Herpes Adapted from NEJM, Stanberry et al, Vol.347:1652-1661, 2002 Analysis shown is according-to-protocol, post third dose

Simplirix Ongoing GSK Phase III trial in young women in collaboration with the NIH Potential for universal female adolescent immunization GSK estimate: WW annual peak sales = $850 million

Malaria Vaccine - RTS,S/AS02A Vaccine contains MPL October 2004 Lancet Publication Double-blind placebo-controlled trial of 2022 children in Southern Mozambique Vaccine protects significant percentage of children against uncomplicated malaria

Long-term MPL Manufacturing Deal GUARANTEED Manufacturing Orders 8-year term, renewable Scaling to 1.8 kg/year - approximately 40MM doses Maximum Montana plant capacity based on current process Large price increase on MPL Annual price increase guaranteed

Royalty Term Re-Defined Royalties on all MPL containing vaccines for 10 years after introduction of Cervarix Joint Development Program for improvement of yield (50/50 co-funding) GSK granted right to manufacture MPL only for amounts in excess of Corixa capacity Long-term MPL Manufacturing Deal

Received request to accelerate production of MPL as a result of increasing GSK vaccine sales projections GSK has provided Corixa with a firm forecast for MPL Estimates maximum capacity of Corixa's facility in 2006 and an extended forecast for the same amount in 2007 Previous forecasts used to drive minimum product purchase guarantees did not call for Corixa to reach maximum capacity output until 2008 In the process of implementing a hiring plan in Montana to accommodate GSK's request RESULT -- greater than previously anticipated adjuvant sales to GSK in 2006 and 2007 Long-term MPL Manufacturing Deal

Other Adjuvant Business – RC-529

- RC-529 is a synthetic TLR4 agonist (MPL is a fermentation derived product)
- Berna Biotech's Supervax containing RC-529 approved for sale in Argentina
- Multiple partners
  - Wyeth Lederle, Berna Biotech, Aventis
- Corixa recieves:
  - License fees
  - Some development milestones
  - Manufacturing revenue + margin
  - Royalties on product sales

powering the immune system corixa

Taking Toll Antigen specific Relatively 'late' Not antigen specific Pattern recognition Relatively 'early' More regional Many Cell Types Innate Immunity B and C Cell Types Acquired Immunity

LPS MD2 Gram negative bacterium TLR4 Tram TriF Mal Myd88 NF-kB activated Nucleus Cytokine genes Interferon genes IL-6 IL-1 & TNF IL-8 IL-12 Type I interferon TLR4 Agonism and Antagonism

TLR4 Agonists Infection/Allergy Prevention TLR4 is uniquely accessible in the mucosa and upper airways to topical effects of agonists and antagonists Therapeutic indices are generous (>1000 by airway route, 1000 by iv route) Wide-ranging prophylactic antiviral, antibacterial, and anti-protozoal effects Prevents infection regardless of pathogen

TLR4 Agonist Pre-Treatment

Increases Resistance and Prevents Infection

- Gram Negative Bacteria
  - *Escherichia coli*
  - *Salmonella enteriditis*
  - *Klebsiella pneumoniae*
  - Non-typeable *Haemophilus influenzae* (NTHi)
- Gram Positive Bacteria
  - *Listeria monocytogenes*
  - *Staphylococcus aureus*
- Viruses
  - Influenza A
  - Respiratory Syncytial Virus (RSV)
- Parasites
  - *Toxoplasma gondii*
  - *Leishmania major*

powering the immune system corixa

TLR4 Agonist Monotherapy Possible Clinical Applications URI prophylaxis/ COPD (immune reconstitution) Enhancement of upper airway resistance to airway infectious challenge Biological Warfare Supported by DARPA/USAMRID Infection Prevention in elderly Allergic Rhinitis Now in Clinical Trial Atopic Dermatitis

TLR4 Agonist in Seasonal Rhinitis Nasal application of CRX-675 (TLR4 agonist) once or twice weekly for the chronic/seasonal treatment of allergic rhinitis Now in clinical trial - Randomized, blinded, PBO controlled dose escalation study, intra- nasal administration - data expected Q3, 2005 Multi-dose study to commence in 2005

TLR4 Agonist in Infection Prevention Compound selected Manufacturing underway Prevention of viral infection IND to be filed in 2005 in multi-dose Phase I study to begun in early 2006

TLR4 Antagonist Clinical Indications Inflammatory Bowel Disease (IBD) Inflammation (RA) Cystic Fibrosis (CF) Gram negative pneumonia Sepsis ("the S word") Pre-term labor Graft versus Host Disease (GVHD)

2005 Financial Guidance Beginning Cash: $116.7MM 2005 Operating Cash Burn: $25MM - $30MM 2005 Revenue: $25MM - $35MM 2005 Expenses: $65MM - $75MM 2005 NOL (before one-time charges): $35MM - $45MM Note: 2005 Financial Guidance provided on March 14, 2005 during public Year- End Conference Call

2005 Milestones Additional commercial activity Adjuvant transactions Dx licenses Antibody target licenses Adjuvant business MPL supply EU Approval of Fendrix (Feb. 2005) Additional regulatory submissions TLR4 compounds - clinical events CRX 675 Allergic rhinitis initial human data CRX 675 Multi-dose trial initiation CRX 527 Infection prevention trial IND filing

The Power of Corixa -- 2005 Focus on core expertise -- immunology-based products that regulate innate immune responses Vaccine adjuvants TLR4 agonists and antagonists Product development company with: Adjuvants powering three partner products currently available for sale Broad pipeline of product candidates Multiple late stage commercial opportunities Future commercial success sustained by product manufacturing and continued aggressive development of innate immunity programs

cORIXA powering the immune system`

Additional Information About the Proposed Acquisition and Where to Find It

Corixa has filed a definitive proxy statement in connection with the proposed transaction, which was mailed to stockholders on or about June 7, 2005. Corixa urges investors and security holders to read the definitive proxy statement and any other relevant documents filed with the SEC because they contain important information about Corixa and the proposed transaction. Investors and security holders can obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. Additionally, the definitive proxy statement and other documents filed with the SEC by Corixa are available free of charge on Corixa’s website at www.corixa.com. Documents on Corixa’s website are not a part of the filing. The definitive proxy statement and other relevant documents may also be obtained free of charge by contacting Georgeson Shareholder Communications, Inc. at 866-781-5469.

Corixa’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Corixa in connection with the transaction. A description of certain of the interests of directors and executive officers of Corixa is set forth in the definitive proxy statement.